SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 1, 2005
                                                          --------------



                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)



           Maryland                   1-14788                   94-6181186
-----------------------------   --------------------       ---------------------
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)               Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------

                                       N/A
                                     -------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item  1.01     Entry Into a Material Definitive Agreement

        On March 1, 2005, CT LF Funding Corp., a wholly owned subsidiary of the registrant ("CT LF"), executed the Terms Annex (the "Terms Annex') with Liquid Funding, Ltd. ("Liquid Funding"). The Terms Annex forms a part of the Master Repurchase Agreement, dated as of February 19, 2002 by and between CT LF and Liquid Funding (the "Facility") which extends the Facility for another year so that it will expire March 1, 2006 and increases the number of classes of CMBS assets that can be financed under the Facility and specifies the advance rates for such assets. The foregoing description is qualified in its entirety by reference to the Amendment, which will be attached as an exhibit to the Company's Annual Report on Form 10-K which the Company intends to file in March 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            CAPITAL TRUST, INC.


                                            By:      /s/ John R. Klopp
                                               --------------------------
                                               Name:   John R. Klopp
                                               Title:  Chief Executive Officer




Date: March 7, 2005